E*TRADE Common Stock Offering
Investor Presentation
June 2009
Donald H. Layton, Chairman & CEO
Robert V. Burton, EVP & Bank President
Bruce P. Nolop, EVP & CFO
© 2009 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Exhibit 99.1

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Notice to Investors
Forward-Looking Statements
The statements contained in this presentation that are forward looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. Such statements include those relating to the ability of the Company to complete the offering, complete the proposed debt exchange and thereby reduce interest expense and debt burden, strengthen its capital structure and ensure long-term success of its core trading and investing business. The uncertainties and risks include, but are not limited to, potential negative regulatory consequences resulting from actions by the Office of Thrift Supervision or other regulators, underparticipation in this offering or the proposed debt exchange, given that there are no binding agreements with any holder of the Company’s debt securities other than Citadel, and potential failure to obtain regulatory and shareholder approval for the proposed debt exchange and related matters. Additional uncertainties and risks affecting the business, financial condition, results of operations and prospects of the Company include, but are not limited to, potential changes in market activity, anticipated changes in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, macro trends of the economy in general and the residential real estate market, instability in the consumer credit markets and credit trends, rising mortgage interest rates, tighter mortgage lending guidelines across the industry, increased mortgage loan delinquency and default rates, portfolio growth, portfolio seasoning and resolution through collections, sales or charge-offs, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, including changes to the U.S. Treasury’s Troubled Asset Relief Program, changes in consumer behavior and the introduction of competing products having technological and/or other advantages.
We encourage all investors to read and consider the risks discussed in the “Risk Factors” section of our preliminary prospectus supplement dated June 17, 2009 for a more complete understanding of the risks associated with an investment in the Company.
Further information about these risks and uncertainties can be found in the information included or incorporated in the annual, quarterly and current reports on Form 10-K, Form 10-Q and Form 8-K previously filed by E*TRADE
FINANCIAL Corporation with the Securities and Exchange Commission (“SEC”) (including information under the caption “Risk Factors”). Any forward-looking statement included in this release speaks only as of the date of this communication; the Company disclaims any obligation to update any information.

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Notice to Investors
Proxy Statement
In connection with the Special Meeting of Stockholders, E*TRADE FINANCIAL Corporation is filing a preliminary proxy statement with the SEC and expects to file a definitive proxy statement as soon as practicable and to mail a definitive proxy statement to stockholders as soon as practicable.
STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT
WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS TO BE PRESENTED AND
VOTED UPON. Stockholders may also obtain a copy of the definitive proxy statement and any other relevant documents filed by E*TRADE FINANCIAL Corporation for free at the SEC web site at
www.sec.gov. The definitive proxy statement and other documents also may be obtained for free from
E*TRADE FINANCIAL Corporation, Attn: Corporate Secretary, 135 East 57th Street, New York, New
York 10022.
E*TRADE FINANCIAL Corporation and its directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies and voting instructions for the 2009 Special Meeting of Stockholders. Information concerning the interests of these persons, if any, in the matters to be voted upon is set forth in the proxy statement.
Registration Statement
The issuer has filed a registration statement (including a prospectus) and a prospectus supplement with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting IDEA on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and prospectus supplement if you request it by calling J.P. Morgan Securities Inc. toll-free at
866.430.0686 or Sandler O’Neill & Partners, L.P. toll-free at 866.805.4128.

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Offering Summary
Thursday, June 18 Expected pricing:
90 days for Company, Management, Directors and Citadel Lock-up provisions:
$400 million Transaction Size:
E*TRADE Securities LLC Co-Manager:
J.P. Morgan Securities Inc. and Sandler O'Neill + Partners, L.P. Lead Book-Running Managers:
$50 – 100 million participation at the offering price Citadel Commitment:
Debt Exchange:  Minimum $800MM exchange of Notes due
2011 and 2017 for zero-coupon convertible debt due 2019
Other Capital Action:
Primarily to contribute equity capital to E*TRADE Bank
General corporate purposes
Use of Proceeds:
Follow-on Public Common Stock Offering Type of Offering:
E*TRADE FINANCIAL Corporation (NASDAQ: ETFC) Issuer:
$1.2 Billion Capital Strengthening Plan

#1
ONLINE BROKER
E*TRADE
2009
SmartMoney

E*TRADE®

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Overview
Thriving online brokerage business
Demonstrating leadership in industry with strong secular growth trends
Continuing to exceed expectations and remaining competitive among largest online brokers
Strategically investing for long term growth
Improving loan performance trends
Showing meaningful signs of improvement
Proactively strengthening capital structure
Reducing balance sheet risk
Bolstering Bank capital ratios
Reducing Parent debt burden

© 2009 E*TRADE FINANCIAL Corp. All rights reserved. 6 Thriving Online Brokerage Business

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Excellent growth through market downturn
Trading and account growth match leading competitors
Market recognition of industry leadership
Profit and growth through discipline and focus
Emphasis on core customer franchise
Disciplined management: expense, profit, service quality
Full investment pipeline
Marketing to drive account acquisition
Thriving Online Brokerage Business

34%
y/y
Increase
(000's)
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Jan-09
Feb-09
Mar-09
Apr-09
May-09

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.
161 161
185
204
181
172
184
216
184
182
215
230
239
50
75
100
125
150
175
200
225
250
Daily Average Revenue Trades

Online Brokerage Business:
Customer DART growth exceeding expectations…

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.
DARTs Indexed to Q1 2008
90
95
100
105
110
115
120
125
130
135
140
ETFC AMTD SCHW

Online Brokerage Business :
…and at levels competitive within largest online brokers

8%
y/y
Increase
(000's)
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Jan-09
Feb-09
Mar-09
Apr-09
May-09

E*TRADE®

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.
2,716
2,449
2,475
2,492
2,453
2,478
2,501
2,520
2,597
2,623
2,661
2,693
2,611
2,300
2,350
2,400
2,450
2,500
2,550
2,600
2,650
2,700
2,750
2,800
Brokerage Accounts
10
Online Brokerage Business:
Total
Customer
Accounts
May-09: 4,541
5% y/y increase
Continued record brokerage and total customer accounts

Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Jan-09
Feb-09
Mar-09
Apr-09
May-09

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.
76%
124% 124%
120%
167%
0%
161%
150%
199%
239%
213%
0%
50%
100%
150%
200%
250%
Gross New Brokerage Accounts / Attriting Brokerage Accounts
11
Online Brokerage Business:
Improved brokerage account replacement rate
Attrition Rate
(1)
Q1 08: 17%
Q1 09: 13%
(1)(a)

#1 2007

#1 ONLINE BROKER E*TRADE 2009

#1 2008

SmartMoney

TOP 10

BARRON'S

2009 ONLINE BROKER SURVEY

"4 OUT OF 5 STARS" BARRON'S, MARCH 2009

E*TRADE®

© 2009 E*TRADE FINANCIAL Corp. All rights reserved. 12 Online Brokerage Business: Continued third-party recognition as best in class

(MM)
17% Decline
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09

E*TRADE®

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.
$294
$355
$490
$354
$319
$296
$321
$0
$100
$200
$300
$400
$500
$600
Total Corporate Operating Expenses
Online Brokerage Business:

Disciplined expense management

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.
Trailing Four Quarters (Q2 08 – Q1 09)
40%
$834
1,230
886
344
2,064
844
$1,220
All
Segments
824
Commission, fees and other revenue
(2)
1,609
Total net revenue (pre-credit costs)
(2)
39%
$621
988
701
287
$785
Trading and
Investing segment
Operating margin (pre-credit cost)
(4)
Segment income (pre-credit cost)
(3)
Total operating expenses
Non-compensation expenses
Compensation and benefits
Net operating interest income
($ in millions)
Online Brokerage Business:

Strong Company results (pre-credit cost)
Footnoted items are non-GAAP financial measures.  See the Appendix for a reconciliation to the most directly comparable GAAP financial measures.

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Enhancements
Back-testing and advanced
screeners
Fixed Income, Mutual fund, ETF
tools for long term investors;
Portfolio Margining
New Products
E*TRADE Mobile Pro for
BlackBerry
®
and iPhone
™
Investor Resource Center
Pro Sectors & Industry Tracker
Excel Manager on Power E*TRADE
Pro
Online Brokerage Business:
Full development pipeline of tools for active traders
and long-term investors
iPhone™ is a trademark of Apple Inc. BlackBerry® is a registered trademark of RIM

UPGRADE TO LAUNCH 2H 09

Accounts
Trading & Portfolios
Quotes & Research
Investing Products
Employee Stock Plans
Retirement & Guidance
Banking & Credit Cards
Resource Center
Mutual Funds
ETFs
Bonds
Fund Research
May 29, 2009 7:33 PM ET
DIVERSIFY WITH BOND FUNDS & ETFs
We'll Help You Choose.
NEED HELP? CALL 1-877-800-1208
and our experienced Financial Advisors will help you make the right decisions.
For some conservative choices for your cash, please consider our cash solutions. If you are willing to take some risk in exchange for higher return potential please answer the following questions:
I EXPECT TO USE MY MONEY IN:
LESS THAN 3 MONTHS
3 MONTHS – 1 YEAR
1 YEAR – 5 YEARS
MORE THAN 5 YEARS
I AM LOOKING FOR:
STABILITY
DIVERSIFICATION & INCOME
HIGH YIELDS
MY ACCOUNT:
I pay taxes in this account and would like to minimize them
This is a tax-advantaged account (i.e. IRA) or I am not tax-sensitive
I AM COMFORTABLE WITH:
LOW RISK
MODERATE RISK
HIGH RISK
VIEW OUR RECOMMENDATIONS
Please note that this tool provides investment recommendations and, therefore, the provisions regarding suitability in section 5(a) of the E*TRADE Securities customer agreement are not applicable to the tool's results. The remaining provisions of section 5(a) of the agreement are not affected and remain in full force and effect.

E*TRADE®

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Tools focused on
long-term investors
Tools focused on active traders
Online Brokerage Business:
Full development pipeline of tools for active traders
and long-term investors

CTRL+

IF IT'S BROKE, FIX IT.
E*TRADE

MONEY CAN'T WAIT.
E*TRADE

401(k) NOT OK?
E*TRADE

SURVIVAL KIT.
E*TRADE

1000
new accounts a day

E*TRADE®

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.
Brand identification /
Features and function
Market &
Event driven
Validation tagline
Online Brokerage Business:

Highly effective advertising driving account acquisition

© 2009 E*TRADE FINANCIAL Corp. All rights reserved. 18 Improving Loan Performance Trends

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Portfolio in full run-off mode
Proactively managing to reduce charge-offs
Eliminated significant risk from open lines
Comprehensive loan modification program proving successful
Portfolio showing meaningful 2009 improvements
Home equity delinquency trends show improvement
1-4 family delinquency levels stable
Building reserves ahead of charge-offs
Well-developed stress test regimen for loan portfolio
Improving Loan Performance Trends

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Loan Performance:
$2.2 ($0.1) ($0.7) $3.0 Consumer
$9.5 ($1.2) ($1.7) $12.4 Home equity
($1.5)
($0.2)
Net
Charge-Offs
Loan
Balance
(5)
3/31/09
TOTAL
1-4 family Loans
($ in billions)
($6.5)
($4.1)
Net
Paydowns
(6)
$32.3
$16.9
Loan
Balance
(5)
9/30/07
$24.3
$12.6
Loan portfolio in full run-off mode
25% Decline

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.
0% $0.0B 2009
0% $0.0B 2008
7% $0.7B
2003
and older
$9.5B
$1.0B
$2.3B
$4.4B
$1.1B
11% 2004
24% 2005
100% Total
46% 2006
12% 2007
Home Equity Unpaid
Balances by Origination Vintage
Loan Performance:
21
Home equity delinquency trends show improvement
partly due to low 2007 vintage and overall seasoning
2007
2003
and older
2004
2005
2006

(B)
72% ($5.3B) Reduction
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09

E*TRADE®

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.
$2.0
$2.5
$3.0
$3.7
$5.6
$6.3
$7.3
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
Undrawn Home Equity Lines
Loan Performance:
22
Proactively managing to reduce future charge-offs
Total Loan Put-Backs
$175MM since Q3 07
Comprehensive Loan
Modification Program
Nearly $200MM in
loans modified
Majority are permanent
interest rate reductions
Conservative reserving

(MM)
32% Decline
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Jan-09
Feb-09
Mar-09
Apr-09
May-09

E*TRADE®

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.
$0
$100
$200
$300
$400
$500
$600
$700
30-89 Days Delinquent 90-179 Days Delinquent 180 + Days Delinquent
23
Loan Performance:
Expected recovery value
Home equity delinquency trend improvement in 2009

(MM)
6% Decline
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Jan-09
Feb-09
Mar-09
Apr-09
May-09

E*TRADE®

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.
$0
$200
$400
$600
$800
$1,000
$1,200
30-89 Days Delinquent 90-179 Days Delinquent 180 + Days Delinquent
24
Loan Performance:
1-4 Family delinquency levels stabilizing in 2009
Expected recovery value

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Loan Performance:
$0
$250
$500
$750
$1,000
$1,250
Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09
Consumer and other 1-4 family Home equity
$1,201
$1,081
$874
$636
$566
$508
Building reserves ahead of charge-offs; provision recently declining
Over Past
6 Quarters
Provision for loan
losses 1.7x net
charge-offs
Allowance for
loan losses
Provision for
loan losses
Net charge
-offs

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Loan Performance:
$1,011
$62
$812
$137
2008
Charge-offs
$2,791 $2,131 Implied charge-offs
$257 $175 Consumer and other
2009 & 2010 Charge-offs
at SCAP Ratios
Treasury Department’s “More Adverse”
scenario applied to 12/31/08 loan balances
$1,183
$773
Low
$1,484
$1,050
High
Home equity
1-4 family
($ in millions)
Well-developed stress test regimen for credit portfolio
$1,201 Allowance (Reserve for Q2 09 – Q1 10)
$334 Net charge-offs
Q1 09

© 2009 E*TRADE FINANCIAL Corp. All rights reserved. 27 Proactively Strengthening Capital Structure

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Proactively Strengthening Capital Structure
Aggressive and Early Capital Actions
Successful divestitures of non-core assets
Reducing loan portfolio and balance sheet risk
Maintaining Bank capital in excess of regulatory well-capitalized thresholds
Objectives of $1.2 Billion Capital Plan
Increasing Bank Capital
Reducing Parent debt burden

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Capital Structure Actions:
$24 $69 Aircraft related assets
$3 $25 RAA Wealth Management
$754
$145
$515
Net Proceeds
$478
$22
$429
Pre-Tax Gain
Total
IL&FS Investsmart
E*TRADE Canada
2008 Transactions
($ in millions)
Raised significant capital through divestitures of non-core assets in
2008

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

($14.8) $49.4 $64.2
Total assets –
E*TRADE FINANCIAL
($9.1) $23.3 $32.4
Loan Portfolio
($6.2) $14.9 $21.1
Other assets
$24.4
$11.2
Balance
3/31/09
($10.4) $34.8
Risk weighted assets –
E*TRADE Bank
($ in billions)
Balance
9/30/07
Change
Agency securities
$10.7 $0.5
Capital Structure Actions:
Total Assets
Reducing loan portfolio and balance sheet risk

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.
$0
$50
$100
$150
$200
$250
$300
$350
$400
6 Quarter Avg: $288MM
Capital release
(7)
from loan run-off
6 Quarter Avg: $102MM
Bank earnings
(8)
6 Quarter Avg: $186MM
31
Capital Structure Actions:
Strong organic capital generation to absorb loan charge-offs
Footnoted items are non-GAAP financial measures.  See the Appendix for a reconciliation to the most directly comparable GAAP financial measures.

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Total Proceeds
2008 Actions
$463
Total
$754
$400
$63
Total Proceeds
Non-core asset sales
Follow-on common stock offering
Current Actions
($ in millions)
Equity Drawdown Program
Capital Structure Actions:
Raising additional cash for Bank and enhancing Parent liquidity

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

as of 3/31/09
($ in millions)
Actual
Ratio
Excess
to well-
capitalized
Pro Forma
Ratio*
Pro Forma
Excess*
Total capital to
risk-weighted assets
11.8% $444 13.9% $944
Tier I Capital to
risk-weighted assets
10.5% $1,105 12.6% $1,605
Tier I Capital to
adjusted total assets
5.6% $288 6.7% $763
Capital Structure Actions:
E*TRADE Bank
*Pro forma includes contributions to Bank: $200MM (4/01/09 – 5/31/09) plus $300MM from follow-on common stock offering
Maintaining Bank capital in excess of regulatory well-capitalized thresholds

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

$273
$2,186
12 ½%
Due 2017
(9)
$150
Management goal
$358 $19 $31 $35
Annual interest
expense
Senior Notes
($ in millions)
8%
Due 2011
7 3/8%
Due 2013
7 7/8%
Due 2015
Total
Total outstanding
$435 $415 $243 $3,279
Capital Structure Actions:
Parent Company Debt Expense
Reducing corporate interest expense through debt exchanges
Reduce Interest Expense to …

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Capital Structure Actions:
Citadel commits to exchange a minimum $800 million
At least $200 million – 8% notes due 2011
At least $600 million – 12.5% SLN notes due 2017
Offer to exchange up to $516 million with other bondholders
Exchange all outstanding 8% notes due 2011
Exchange up to $310 million face amount of 12.5% SLN notes due 2017
Key convertible debt terms
Zero coupon
10 year maturity
Conversion price, at the offering price, subject to a collar of $1.00 to $1.20
Offering to exchange zero coupon convertible debt for
certain existing company debt

#1 ONLINE BROKER E*TRADE 2009 SmartMoney

E*TRADE®

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Overview
Thriving online brokerage business
Demonstrating leadership in industry with strong secular growth trends
Continuing to exceed expectations and remaining competitive among largest online brokers
Strategically investing for long-term growth
Improving loan performance trends
Showing meaningful signs of improvement
Proactively strengthening capital structure
Reducing balance sheet risk
Bolstering Bank capital ratios
Reducing Parent debt burden

© 2009 E*TRADE FINANCIAL Corp. All rights reserved. 37

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Appendix
Q407 Q108 Q208 Q308 Q408 Q109
Beginning Excess Risk-Based Capital 192 $         435 $         695 $         622 $         524 $         715 $
Pre - credit earnings 197           183           204           188           164           181
Loan Portfolio Run-Off 156           108           98             101           79             71
Other (110)          (31)            (375)          (387)          (52)            (523)
Ending Excess Risk-Based Capital 435 $         695 $         622 $         524 $         715 $         444 $
3/31/09 12/31/08 9/30/08 6/30/08 Trailing 4 Qtrs
Operating income (251) $      (348) $      (436) $      (105) $      (1,140) $
Add back:
Provision for loan losses 454 513 518 319 1,804
(Gain) loss on securities, net
(a)
(17) 11 160 16 170
Operating income (pre-credit cost) 186 $       176 $       242 $       230 $       834 $
Explanation of Non-GAAP Measures and Certain Metrics
Management believes that operating income (pre-credit cost) and bank earnings before taxes and before credit losses are appropriate measures for evaluating the operating and liquidity performance of the Company. Management believes that the elimination of certain items from the related GAAP measures is helpful to investors and analysts who may wish to use some or all of this information to analyze our current performance, prospects and valuation. Management uses non-GAAP information internally to evaluate our operating performance in formulating our budget for future periods.
(1) The attrition rate is calculated by dividing attriting brokerage accounts
(a)
(annualized) by total brokerage accounts.
(a) Attriting brokerage accounts: Gross new brokerage accounts, less net new brokerage accounts
(2) The consolidated entity excludes credits costs recorded in the Gain (loss) on loans and securities, net line item of $170MM.
(3) Segment income (pre-credit cost) represents the operating income of the Company before loss on securities, net and provision for loan losses. This metric shows the amount of operating income that the Company, after accruing for interest expense on its trust preferred securities, generates each quarter prior to credit related losses, primarily provision and gain (loss) on securities. Management believes this non-GAAP measure is useful to investors and analysts as it is an indication of the underlying profitability of the business that the Company intends to grow in the future. Below is a reconciliation of operating income (pre-credit cost) from GAAP operating income (dollars in millions):
(a) (Gain) loss on securities, net is included in the Gain (loss) on loans and securities, net line item on the consolidated statement of loss.
(4) Operating margin (pre-credit cost) is the percentage of net revenue that results in income (loss) before credit costs, other income (expense), income taxes and discontinued operations.
The percentage is calculated by dividing income (loss) (pre-credit cost) before other income (expense), income taxes and discontinued operations by total net revenue.
(5) Represents unpaid principal balances.
(6) Net paydowns includes paydowns on loans, as well as limited origination activity, home equity advances, repurchase activity and transfers to real estate owned assets.
(7) The capital release from loan run-off only includes the decrease in risk based capital required for our 1-4 family, home equity and consumer loan portfolios.  This slide does not depict the capital impact related to changes in other risk-weighted assets (represented in ‘other’ line in the below chart), such as securities, and the impact of our provision for loan losses.

© 2009 E*TRADE FINANCIAL Corp. All rights reserved.

Appendix
Below is a reconciliation of Bank earnings before taxes and before credit losses from Income (loss) before income taxes and discontinued operations (dollars in millions):
(a) Excess risk-based capital is the excess capital that E*TRADE Bank has compared to the regulatory minimum well-capitalized threshold.
(b) Non-bank loss represents all of the Company’s subsidiaries including Corporate and Brokerage, but excluding the Bank.
(c) (Gain) loss on securities, net is included in the Gain (loss) on loans and securities, net line item on the consolidated statement of income (loss).
(9) Interest on the 12 ½% Springing Lien Notes may be paid in kind (PIK) through May 2010.
3/31/09 12/31/08 9/30/08 6/30/08 3/31/08 12/31/07
Loss before income taxes and discontinued operations (344) $       (445) $       (502) $       (182) $       (150) $       (2,581) $
Add back:
Non-bank loss before tax and discontinued operations(b) 88              85              12              51              91              -
Provision for loan losses 454            513            518            319            234            402
(Gain) loss on securities, net(c) (17)             11              160            16              8                2,275
Impairment of goodwill -             -             -             -             -             101
Bank earnings before taxes and before credit losses 181 $        164 $        188 $        204 $        183 $        197 $
About E*TRADE FINANCIAL
The E*TRADE FINANCIAL family of companies provides financial services including trading, investing and related banking products and services to retail investors.  Securities products and services are offered by E*TRADE Securities LLC (Member FINRA/SIPC).  Bank products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.
(8)
Bank earnings before taxes and before credit losses represents the pre-tax earnings of E*TRADE Bank Holding Company (“ETBH” or “Bank”) before discontinued operations, loss on securities, net and provision for loan losses.  This metric shows the amount of earnings that the Bank, after accruing for the interest expense on its trust preferred securities, generates each quarter prior to credit related losses, primarily provision and gain (loss) on securities.
Management believes this non-GAAP measure is useful to investors and analysts as it is an indicator of the level of credit related losses the Bank can absorb without causing a decline in E*TRADE Bank’s excess risk-based capital.